FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 13:-    FAIR VALUE MEASUREMENTS

a.	Recurring fair value measurements:

The fair value of the interest rate swaps is based on the estimated amount the Company would receive or pay to terminate the contract at the reporting date and is determined using interest rate pricing models and observable inputs.

As of December 31, 2019 and 2018, the Company has an interest rate swap agreements for Optibase Bavaria loan. The fair value of the interest rate swap consisted of a liability of $ 68 and $ 206, respectively, as of December 31, 2019 is included in short-term liabilities and as of December 31, 2018 is included in long term liabilities, and the net unrealized income on the Company interest rate swap is included in accumulated other comprehensive loss.

The fair value of the currency swaps is based on the estimated amount the Company would receive or pay to terminate the contract at the reporting date and is determined using currency rate pricing models and observable inputs.

As of December 31, 2019 and  2018, the Company has a currency rate swap agreements for Optibase Series A bonds. The fair value of the currency rate swap consisted of an assets of $ 458 and $ 313, respectively.

b.	Valuation methods:

In accordance with ASC 820, the Company measures its interest rate swap derivative instruments at fair value using the market approach valuation technique. The fair value of interest rate swap derivative instruments is classified within Level 2 value hierarchy, as the valuation inputs are based on quoted prices.